================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------


                                    FORM 8-K



                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): APRIL 28, 2004





                                IDEX CORPORATION
             (Exact Name of Registrant as Specified in its Charter)




            DELAWARE                      1-10235                36-3555336
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)




                                 630 DUNDEE ROAD
                           NORTHBROOK, ILLINOIS 60062
          (Address of principal executive offices, including zip code)



                                 (847) 498-7070
                         (Registrant's telephone number)


================================================================================

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

           On April 28, 2004, IDEX Corporation issued a press release announcing the acquisition of Systec, Inc. A copy of this press release is included below.


                     IDEX CORPORATION ACQUIRES SYSTEC, INC.

           NORTHBROOK, IL, APRIL 28, 2004 -- IDEX CORPORATION (NYSE: IEX), the world's leading provider of positive displacement pumps, dispensing equipment for color formulation, and other highly engineered products, today announced the acquisition of Systec, Inc., a leader in the design and manufacture of vacuum degassing products for the analytical chemistry instrumentation market. Systec will be operated as part of IDEX's Pump Products Group. Terms of the cash transaction were not disclosed.

           Headquartered in New Brighton, Minnesota, Systec has annual sales of approximately $9 million. Its primary products include miniaturized Teflon(R) diaphragm vacuum pumps and controls, Teflon(R) AF degassing chambers and transfer lines and spectrophotometer flow cells. Degassing of fluids is critical to the instrumentation and analytical chemistry markets since dissolved gasses within a given fluid can be detrimental to the accuracy of test results.

           ABOUT IDEX
           IDEX Corporation is a manufacturer of proprietary pump and metering products, dispensing equipment and other engineered products with leading positions in niche markets. Its products are sold to a wide range of industries throughout the world. IDEX shares are traded on the New York Stock Exchange and Chicago Stock Exchange under the symbol "IEX."

           FORWARD-LOOKING STATEMENTS
           This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
           Section 21E of the Exchange Act of 1934, as amended. These statements are indicated by words or phrases such as "anticipate," "estimate," "plans," "expects," "projects," "should," "will," "management believes," "the company believes," "the company intends," and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this news release. For a discussion of such risks and factors that could cause actual results to differ from those contained in the forward-looking statements, please see "Risk Factors" in the company's annual report or Form 10-K for the most recent fiscal year, as well as the company's other filings with the Securities and Exchange Commission. Management undertakes no obligation to publicly update the forward-looking statements contained in this release. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented here.

       FOR FURTHER INFORMATION ON IDEX CORPORATION AND ITS BUSINESS UNITS,
               VISIT THE COMPANY'S WEB SITE AT WWW.IDEXCORP.COM.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                IDEX CORPORATION


                                /S/   DOMINIC A. ROMEO
                                ------------------------------------------
                                Dominic A. Romeo
                                Vice President and Chief Financial Officer

April 28, 2004